EXHIBIT 10.2

FIRST AMENDING AGREEMENT

THIS AGREEMENT is made as of June 8, 2004,

B E T W E E N:

MAGNA ENTERTAINMENT CORP.

as Borrower (the "Borrower")

-and-

THE GUARANTORS SET FORTH

ON THE SIGNATURE PAGES HEREOF

as Guarantors (collectively, the "Guarantors")

-and-

BANK OF MONTREAL, ACTING THROUGH ITS

CHICAGO LENDING OFFICE

as Lender (the "Lender")

-and-

BANK OF MONTREAL, ACTING THROUGH ITS

CHICAGO LENDING OFFICE

as Agent (the "Agent")

RECITALS:

A.
The Lender has made a certain credit facility available to the Borrower in accordance with the terms and conditions set out in a loan agreement (the "Loan Agreement") dated as of October 10, 2003, between the Borrower, the Guarantors, the Lender, the Agent and BMO Nesbitt Burns Inc., a Division of Bank of Montreal, as arranger; and

B.
The Borrower, the Lender and the Agent have agreed to certain amendments to the Loan Agreement, which are set out in this Agreement.

        NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.    Interpretation

        Capitalized terms not defined in this Agreement have the meaning given to such terms in the Loan Agreement.

2.    Amendment to Loan Agreement

        The parties hereto agree to amend the Loan Agreement by deleting paragraph (a) of the definition of "EBITDA" in its entirety and replacing it with the following new paragraph (a):

  "(a)
  increased by the sum of (without duplication) (i) income tax expense for such period; (ii) interest expense for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash losses incurred during such period, and (v) predevelopment and other costs, up to a maximum of $10,000,000, as presented on such Person's statement of operations for such period, in each case to the extent such amounts were included in the calculation of Net Income of such Person for such period;".

3.    Loan Agreement

        Save as expressly amended by this Agreement, all other terms and conditions of the Loan Agreement and each of the Loan Documents remain in full force and effect, unamended, and this Agreement constitutes a Loan Document for the purposes of the Loan Agreement.

4.    Guarantee and Security

        Each of the Guarantors acknowledges and confirms that (i) the guarantee granted by it pursuant to Article 10 of the Loan Agreement constitutes a continuing guarantee of, among other things, all present and future obligations of the Borrower to the Lender under the Loan Agreement and shall remain in full force and effect; and (ii) each of the other Loan Documents executed by it shall remain in full force and effect. In addition, (i) MEC Land Holdings (California) Inc. acknowledges and confirms that the Golden Gate Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect, and (ii) The Santa Anita Companies, Inc. acknowledges and confirms that the Santa Anita Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect.

5.    Representations and Warranties

        The Borrower represents and warrants to the Agent and the Lender that all of the representations and warranties of the Borrower in the Loan Agreement are true and correct on the date hereof.

6.    Counterparts

        This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first written above.

MAGNA ENTERTAINMENT CORP., as Borrower

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:
BAY MEADOWS OPERATING COMPANY LLC, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:

GULFSTREAM PARK RACING ASSOCIATION, INC., as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:
PACIFIC RACING ASSOCIATION, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:

MEC LAND HOLDINGS (CALIFORNIA) INC., as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:
THE SANTA ANITA COMPANIES, INC., as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:

LOS ANGELES TURF CLUB, INCORPORATED, as Guarantor, but only with respect to Article 10 of the Loan Agreement and all other provisions related thereto

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:
BANK OF MONTREAL, acting through its Chicago lending office, as Lender

By:	/signed/ Name: Title:

By:	/signed/ Name: Title:

BANK OF MONTREAL, acting through its Chicago lending office, as Agent

By:	/signed/ Name: Title:

By:	/signed/ Name: Title: